UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 5, 2017
(Date of earliest event reported)

Arête Industries, Inc.

(Exact name of registrant as specified in its charter)

COLORADO	33-16820-D	84-1508638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7260 Osceola Street
Westminster, CO 80030

(Address of principal executive offices) (Zip Code)

(303) 427-8688
(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-   14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On November 30, 2017, HEIN & Associates, LLP ("HEIN") declined to stand for re-election to serve as Arête Industries, Inc.'s (the "Company") independent registered public accounting firm to audit the Company's financial statement as of and for the fiscal year ending December 31, 2017.

The report of HEIN on the financial statement of the Company as of and for the fiscal year ended December 31, 2016, did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that it contained and explanatory paragraph noting substantial doubt about our ability to continue as a going concern. During the fiscal year ended December 31, 2016, (i) the Company had no disagreements with HEIN on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to HEIN's satisfaction, would have caused HEIN to make reference to the subject matter of such disagreements in its reports on the financial statement of the Company for such time period and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K, except HEIN communicated the material weaknesses noted in item 9(a) of the Company's Form 10-K, as filed on November 30, 2017.

On December 4, 2017, the Company's Audit Committee unanimously appointed Haynie & Company ("Haynie") to serve as the Company's new independent registered public accounting firm to audit the Company's financial statements as of and for the fiscal year ended December 31, 2017.

During the fiscal years ended December 31, 2016 and 2015, and the interim period through December 4, 2017, the Company did not consult Haynie with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company by Haynie that Haynie concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description

16.1	Letter from HEIN & Associates, LLP dated December 5, 2017, regarding the change in certifying accountant.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARÊTE INDUSTRIES, INC.

Dated: December 5, 2017
	By:	/s/ Nicholas L. Scheidt
	Name:	Nicholas L. Scheidt
	Title:	Chief Executive Officer